Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Inventories

NOTE 12: Inventories

Thousands of $ For the years ended December 31	2024	2023
Raw materials and consumables	3,869	2,779
Total Inventories	3,869	2,779

Inventories are recognized at the lower of cost or net realizable value. Inventories recognized as an expense during the year ended December 31, 2024, amounted to $8.4 million (2023: $5.7 million; 2022: $3.6 million). These were included in cost of sales.